2015 Q4 Earnings Call February 23, 2016 10:00 AM ET Exhibit 99.2

Important Disclosure Information This presentation contains forward-looking statements within the meaning of the federal securities laws. Statements related to, among other things, future financial performance, including our 2016 outlook and expected performance, free cash flow, debt reduction and distribution growth, as such, may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results or performance to differ from those projected in the forward-looking statements, possibly materially.  For a description of factors that may cause actual results or performance to differ from future results or performance implied by forward-looking statements, please review the information under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” included in the combined annual report on Form 10-K of Extended Stay America, Inc. and ESH Hospitality, Inc. (collectively, the “Company”) filed with the SEC on February 23, 2016 and other documents of the Company on file with or furnished to the SEC. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, will have the expected consequences to, or effects on, the Company, its business or operations.  Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecasted by the Company’s forward-looking statements. This presentation includes certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Hotel Operating Profit and Hotel Operating Margin. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

1Comparable Hotels include 629 Extended Stay America and Extended Stay Canada-branded hotels owned and operated as of December 31, 2015. 2See Appendix for Adjusted EBITDA and Hotel Operating Margin reconciliations. Q4 2015 Result Highlights Revenue Per Available Room (“RevPAR”) Average Daily Rate (“ADR”) Occupancy (%) +7.1% +6.7% +30bps Comparable Hotel1 RevPAR Hotel Operating Margin2 (%) Adjusted EBITDA2 (Millions) 6.0% +0bps +3.0%

Full Year 2015 Result Highlights RevPAR ADR Occupancy (%) +6.7% +7.4% -60bps Comparable Hotel1 RevPAR Hotel Operating Margin2 (%) Adjusted EBITDA2 (Millions) +6.1% +200bps +8.3% 1Comparable Hotels include 629 Extended Stay America and Extended Stay Canada-branded hotels owned and operated as of December 31, 2015. 2See Appendix for Adjusted EBITDA and Hotel Operating Margin reconciliations.

Renovation Update Remain on track to complete renovation of all remaining ESA properties by early 2017 463 Completed Renovations at end of Q4 2015 Renovation Timeline1 Renovation Room Night Displacement Outlook2 1Status at end of quarter. 2Room nights removed from inventory due to renovation.

Q4 2015 Segmentation & Channel Data Q4 2015 Length of Stay Revenue Mix Q4 2015 RevPAR Growth by Property Type 1 Includes 413 renovated hotels as of 09/30/2015. 2 Includes 153 unrenovated hotels owned as of 12/31/15. 3 Includes 63 hotels under renovation at any point during Q4 2015. 4 Includes 629 hotels owned as of 12/31/15. Q4 2015 Channel Mix 1-6 nights % 31% 32% 7-29 nights % 24% 23% 30+ nights % 45% 45% Q4 2015 Q4 2014 Proprietary Channels 81% 80% OTAs 14% 16% Other 5% 4% Q4 2014

Quarterly Distribution, Cash Balance and Net Debt Ratio Quarterly Paired Share Distribution1 +13.3% Adjusted Net Debt / TTM Adjusted EBITDA Ratio3 ¹ Distribution dates of March 26, 2015 and March 22, 2016; excludes a 25¢ special distribution made on January 18, 2016. 2 Includes Unrestricted and Restricted Cash. 3 Q3 2015 calculation is Net Debt (Total Debt – Total Cash) to Total Company Adjusted TTM EBITDA. Q4 2015 calculation is Adjusted Net Debt (Total Debt – (Total Cash – Special Distribution)) to 2015 Comparable Hotel Adjusted EBITDA Cash Balance (Millions)2

Q4 2015 Actual Results and Full Year 2016 Outlook1 1Outlook as of February 23, 2016 2Guidance as of Q3 Earnings Call on October 27, 2015; Guidance excluded $3 million Adjusted EBITDA impact and $4.5 million revenue impact from the 53 hotels sold during the quarter (In millions) Full Year 2016 Outlook1 Prior Outlook2 Revenue $1,266 to $1,290 $1,280 to $1,295 Adjusted EBITDA $600 $620 $595 $605 Depreciation and Amortization $220 $215 $215 $205 Net Interest Expense $140 $135 $140 $137 Effective Tax Rate 0.24 0.23 0.23 0.22 Net Income $163 $192 $171 $192 Capital Expenditures $240 $260 $190 $210 (In millions) Q4 2015 Guidance2 | Actual Total Revenues $297.0 to 302.0 | Hotel Sale Revenue Impact $-4.5 | Adjusted Total Revenues $292.5 to 297.5 | $296.3 Adjusted EBITDA $126.0 to 131.0 | Hotel Sale Adjusted EBITDA Impact $-3 | Adjusted EBITDA $123.0 to 128.0 | $127.1 (In millions) Q1 2015 Comparable Hotels Q1 2016 Outlook1 Revenue $270.60000000000002 $281 to $287 Adjusted EBITDA $115.7 $118 to $123

APPENDIX

Non-GAAP Reconciliation of Net Income to EBITDA and Adjusted EBITDA For the Three and Twelve Months Ended December 31, 2015 and 2014

Non-GAAP Reconciliation of Net Income to EBITDA and Comparable Hotel Adjusted EBITDA1 For the Three and Twelve Months Ended December 31, 2015 and 2014

Non-GAAP Reconciliation of Hotel Operating Profit and Hotel Operating Margin for the Three and Twelve Months Ended December 31, 2015 and 2014